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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                     MERRILL LYNCH MORTGAGE INVESTORS TRUST
                               SERIES MLCC 2003-B

                       MORTGAGE PASS-THROUGH CERTIFICATES

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

                                     Between

                        MERRILL LYNCH CREDIT CORPORATION

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                            dated as of March 1, 2003

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                                TABLE OF CONTENTS

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SECTION 1. DEFINITIONS...................................................................................        1

SECTION 2. REPRESENTATIONS AND WARRANTIES OF MLCC AND MLMI...............................................        2

SECTION 3. ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MLCC.................................        3

SECTION 4. CONVEYANCE OF MORTGAGE LOANS..................................................................        4

SECTION 5. INTENTION OF PARTIES..........................................................................        4

SECTION 6. SERVICING OF ADDITIONAL COLLATERAL MORTGAGE LOANS.............................................        5

SECTION 7. TERMINATION...................................................................................        5

SECTION 8. MISCELLANEOUS.................................................................................        6
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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

         This Mortgage Loan Purchase and Sale Agreement (the "Agreement") is made as of March 1, 2003, by and between Merrill Lynch Credit Corporation, a Delaware corporation ("MLCC") and Merrill Lynch Mortgage Investors, Inc., a Delaware corporation ("MLMI").

         WHEREAS, the parties hereto desire to provide for the purchase and sale of the Mortgage Loans on the Closing Date (as defined in the Trust Agreement, dated as of March 1, 2003 (the "Trust Agreement") among MLMI, as depositor, Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), and acknowledged by MLCC, as Seller) (the "Mortgage Loans"), in accordance with the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

         Section 1.        Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Trust Agreement.

         Additional Collateral: (i) With respect to any Mortgage 100(SM) Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement, or
(ii) with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement.

         Additional Collateral Mortgage Loan: Each Mortgage Loan, as identified on the Mortgage Loan Schedule, as to which Additional Collateral was required to be provided at the closing thereof.

         Control Agreement: With respect to each Mortgage 100(SM) Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the Guarantor or Mortgagor, as applicable, the Seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Guarantor or Mortgagor, as applicable, has granted a security interest to the MLCC in a Securities Account.

         Guarantor: Any Person who has guaranteed payment of a Mortgage Loan pursuant to a Parent Power(R)Agreement.

         Mortgage 100(SM) Loan: A Mortgage Loan secured by Additional Collateral in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.

         Mortgage 100(SM) Pledge Agreement: With respect to each Mortgage 100(SM) Loan, the Pledge Agreement for Securities Account between the related Mortgagor and the MLCC pursuant to which such Mortgagor granted a security interest in the related securities and other financial assets held therein.

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         Original Additional Collateral Requirement: With respect to any
Additional Collateral Mortgage Loan, generally 30 percent of the original principal balance of such Mortgage Loan or such lesser percentage thereof as is specified by MLCC in connection with the origination of such Additional Collateral Mortgage Loan.

         Parent Power(R)Agreement: With respect to each Parent Power(R)Mortgage Loan, a Parent Power(R)Guaranty and Security Agreement for Securities Account.

         Parent Power(R) Guaranty and Security Agreement for Securities Account:
With respect to a Parent Power(R) Mortgage Loan, an agreement between the Seller and a guarantor on behalf of the Mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan and has granted a security interest to the Seller in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan.

         Parent Power(R) Mortgage Loan: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of the Seller's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan as set forth in the Underwriting Standards, which Mortgage Loan is supported by a Parent Power(R) Agreement.

         Pledge Agreement: Any Mortgage 100(SM) Pledge Agreement or Parent Power(R)Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

         Securities Account: With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that are the subject of the related Pledge Agreement.

         Support Agreement: That certain Support Agreement dated as of February 28, 1996 between Merrill Lynch & Co., Inc. and the Seller and acknowledged by the Surety Bond Issuer.

         Surety Agreement: That certain Surety Bond Reimbursement Agreement, as amended, dated as of February 28, 1996 between the Seller and the Surety Bond Issuer.

         Surety Bond means the limited purpose surety bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by the Seller, issued by the Surety Bond Issuer for the benefit of certain beneficiaries, but only to the extent that such Surety Bond covers any Additional Collateral Mortgage Loan.

         Surety Bond Issuer: means Ambac Assurance Corporation (f/k/a Ambac Indemnity Corporation), or any successor thereto.

         Section 2. Representations and Warranties of MLCC and MLMI. MLCC and MLMI, each as to itself and not the other, hereby represents, warrants and agrees for the benefit of the other party that:

         (a) Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

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         (b)      No Conflict. The execution, delivery and performance of this
Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, or (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.

         (c) Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

         Section 3. Additional Representations, Warranties and Agreements of MLCC.

         (a)      MLCC represents and warrants to, and agrees with, MLMI that
(i) on the Closing Date, MLCC will have good, valid and marketable title to the Mortgage Loans that are identified in Schedule A to the Trust Agreement and the contractual rights with respect to the Mortgage Loans under the Servicing Agreement in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to MLMI, MLMI will receive good, valid and marketable title to all of the Mortgage Loans and will receive all of MLCC's contractual rights and obligations under the Servicing Agreement, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

         (b) MLCC hereby makes the representations and warranties as to the Mortgage Loans set forth in Schedule B to the Trust Agreement, for the benefit of MLMI and the Trustee. With respect to the representations and warranties described in Schedule B which are made to the best of MLCC's knowledge, if it is discovered by any of the Trustee, the Servicer or MLMI that the substance of such representation and warranty is inaccurate, then notwithstanding MLCC's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

         (c)      MLCC hereby agrees that it will comply with the provisions of
Section 2.04 of the Trust Agreement in respect of a breach of any of the representations and warranties set forth in this Section 3.

         (d) MLCC hereby represents and warrants for the benefit of MLMI and the Trustee: (i) the Mortgage Loans constitute "instruments" within the meaning of the applicable UCC; (ii) MLCC, immediately prior to its transfer of Mortgage Loans under this Agreement, will own and have good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person; (iii) MLCC has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to MLMI; (iv) MLCC has received a written acknowledgment from the Custodian that the Custodian is holding the Mortgage Notes that constitute or evidence the Mortgage Loans solely on behalf and for the benefit of MLMI; (v) other than the security interest granted to MLMI pursuant to this

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Agreement and security interests granted to lenders which will be automatically released at the Closing, MLCC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans; MLCC has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to MLMI hereunder or that will be automatically released upon the sales to MLMI;
(vi) MLCC is not aware of any judgment or tax lien filing against itself; and
(vii) none of the Mortgage Notes that constitute or evidence the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than MLMI.

         Section 4.        Conveyance of Mortgage Loans.

         (a) Mortgage Loans. MLCC, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to MLMI, without recourse, all of MLCC's right, title and interest in and to (i) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by MLCC on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (ii) MLCC's rights and obligations under the Servicing Agreement with respect to the Mortgage Loans, (iii) the pledge, control and guaranty agreements and the Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, (iv) the Insurance Policies with respect to the Mortgage Loans, (v) all cash, instruments or other property held or required to be deposited in the Custodial Accounts and the Distribution Account and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards.

         On or prior to the Closing Date, MLCC shall deliver to MLMI or, at MLMI's direction, to the Trustee, the Trustee's Mortgage File for each Mortgage Loan in the manner set forth in Section 2.01 of the Trust Agreement. Release of the Trustee's Mortgage Files on the Closing Date shall be made against payment by MLMI of the purchase price for the Mortgage Loans. The amount of the purchase price payable by MLMI shall be set forth in writing in a separate letter.

         (b) Defective Mortgage Loans. If any Mortgage Loan is required to be repurchased due to defective or missing documentation pursuant to Section
2.04 of the Trust Agreement, MLCC shall, at its option, either (a) repurchase or cause the applicable seller of such Mortgage Loan to MLCC to repurchase such Mortgage Loan at the Purchase Price, or (b) provide or cause the applicable seller of such Mortgage Loan to MLCC to provide a Replacement Mortgage Loan, subject to the terms and conditions of the Trust Agreement.

         Section 5. Intention of Parties. It is the express intent of the parties hereto that (without addressing characterization for GAAP purposes) the conveyance of the Mortgage Loans by MLCC to MLMI be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the assigning party, or if for any other reason this Agreement is held or deemed to create a security interest in

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the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by MLCC to MLMI of a security interest in all of the assets described in such conveyances, whether now owned or hereafter acquired.

         MLCC and MLMI shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. MLCC shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.

         Section 6.        Servicing of Additional Collateral Mortgage Loans.

         MLCC and MLMI agree with respect to the Additional Collateral Mortgage
Loans:

                  (i) MLCC, at its own cost and expense, shall administer the Additional Collateral and the Control Agreement for the benefit of MLMI (i) in a prudent and non-negligent manner and in accordance with the procedures it employs to administer Securities Accounts for its own benefit (as the same may be amended from time to time); (ii) in accordance with the terms of the related Pledge Agreements, the applicable Mortgage Loan Documents and this Agreement; and (iii) in accordance with applicable law;

                  (ii) MLCC shall be released from its obligations to administer the Additional Collateral, upon termination of the related Pledge Agreement. MLMI acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan at such time as MLCC's obligation to administer such Additional Collateral Mortgage Loan terminates pursuant to the terms of the related Pledge Agreement.

                  (iii) MLCC may, without the consent of MLMI, amend or modify a Mortgage 100(SM) Pledge Agreement or a Parent Power(R) Agreement in any nonmaterial respect to reflect administrative or account changes.

                  (iv) When a "Loss," as defined in the related Pledge Agreement, is determined, the "cash collateral" necessary to satisfy the Loss up to the Maximum Amount (as defined in the Pledge Agreement) shall be sent to the Servicer to apply in accordance with the Mortgage Loan Documents and hold in accordance with the Servicing Agreement.

         Section 7.        Termination.

         (a) MLMI may terminate this Agreement, by notice to MLCC, at any time at or prior to the Closing Date:

                  (i) if the Underwriting Agreement is terminated by the Underwriters pursuant to the terms of the Underwriting Agreement or if the Underwriters do not complete the transactions contemplated by the Underwriting Agreement as the result of the failure of

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         any condition set forth therein or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or Prospectus Supplement, any material adverse change in the financial condition, earnings, business affairs or business prospects of MLCC, whether or not arising in the ordinary course of business, or

                  (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates, or

                  (iii) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Notwithstanding any termination of this Agreement or the completion of all sales contemplated hereby, the representations, warranties and agreements in Sections 1 and 2 hereof shall survive and remain in full force and effect.

         Section 8.        Miscellaneous.

         (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement. No amendment of this Agreement may modify or waive the representations, warranties and agreements set forth in Sections 2 and 3 hereof.

         (b) Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by MLCC and MLMI, and the respective successors and assigns thereof. The parties hereto acknowledge that MLMI is acquiring the Mortgage Loans for the purpose of pledging, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Trust Agreement for inclusion in the Trust Fund. As an inducement to MLMI to purchase the Mortgage Loans, MLCC acknowledges and consents to the assignment to the Trustee by MLMI of all of MLMI's rights against MLCC hereunder in respect of the Mortgage Loans sold to MLMI and that the enforcement or exercise of any right or remedy against MLCC hereunder by the Trustee or to the extent permitted under the Trust Agreement shall have the same force and effect as if enforced and exercised by MLMI directly.

         (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

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         IN WITNESS WHEREOF, each party has caused this Mortgage Loan Purchase and Sale Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

                                      MERRILL LYNCH MORTGAGE
                                      INVESTORS, INC.

                                      By:    _______________________________
                                      Name:  Matthew Whalen
                                      Title: President

                                      MERRILL LYNCH CREDIT
                                      CORPORATION

                                      By:    _______________________________
                                      Name:  Kathy A. Ciaffa
                                      Title: Vice President

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